Derivative Instruments and Hedging Activities	12 Months Ended
Dec. 31, 2011
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments and Hedging Activities
Derivative Instruments and Hedging Activities
Overview and Risk Management Policies
We use derivatives as part of our normal business operations to manage our exposure to fluctuations in interest, foreign currency, commodity, production and packaging material costs and for other strategic purposes related to our core business. We have established policies and procedures that govern the risk management of these exposures. Our primary objective in managing these exposures is to decrease the volatility of our earnings and cash flows affected by changes in the underlying rates and prices.
To achieve our objectives, we enter into a variety of financial derivatives, including foreign currency exchange, commodity, interest rate, and cross currency swaps. We also enter into physical hedging agreements directly with our suppliers to manage our exposure to certain commodities.
Counterparty Risk
While, by policy, the counterparties to any of the financial derivatives we enter into are major institutions with investment grade credit ratings of at least A- (Standard & Poor's), A3 (Moody's) or better, we are exposed to credit-related losses in the event of non-performance by counterparties. This credit risk is generally limited to the unrealized gains in such contracts, should any of these counterparties fail to perform as contracted.
We have established a counterparty credit policy and guidelines that are monitored and reported to management according to prescribed guidelines to assist in managing this risk. As an additional measure, we utilize a portfolio of institutions either headquartered or operating in the same countries that we conduct our business. In calculating the fair value of our derivative balances, we also record an adjustment to recognize the risk of counterparty credit and MCBC non-performance risk.
Price and Liquidity Risks
We base the fair value of our derivative instruments upon market rates and prices. The volatility of these rates and prices are dependent on many factors that cannot be forecasted with reliable accuracy. The current fair values of our contracts could differ significantly from the cash settled values with our counterparties. As such, we are exposed to price risk related to unfavorable changes in the fair value of our derivative contracts.
We may be forced to cash settle all or a portion of our derivative contracts before the expected settlement date upon the occurrence of certain contractual triggers including a change of control termination event or other breach of agreement. This could have a negative impact on our liquidity. For derivative contracts that we have designated as hedging instruments, early cash settlement would result in the timing of our hedge settlement not being matched to the cash settlement of the forecasted transaction or firm commitment. We may also decide to cash settle all or a portion of our derivative contracts before the expected settlement date through negotiations with our counterparties, which could also impact our cash position.
Due to the nature of our counterparty agreements, we are not able to net positions with the same counterparty across business units. Thus, in the event of default, we may be required to early settle all out-of-the-money contracts, without the benefit of netting the fair value of any in-the-money positions against this exposure.
Collateral
For the majority of our derivative transactions, we do not receive and are not required to post collateral unless a change of control event occurs. This termination event would give either party the right to early terminate all outstanding swap transactions in the event that the other party consolidates, merges with, or transfers all or substantially all its assets to, another entity, and the creditworthiness of the surviving entity that has assumed such party's obligations is "materially weaker" than that of such party. As of December 31, 2011, we did not have any collateral posted with any of our counterparties.
Derivative Accounting Policies
Overview
The majority of our derivative contracts qualify and are designated in a hedge accounting relationship. Our cross currency swaps, historically designated as a cash flow hedge, are now designated as a net investment hedge. Our other foreign currency and commodity derivative instruments that are designated in hedge accounting relationships are designated as cash flow hedges. In certain situations, we may execute derivatives that do not qualify for hedge accounting but are determined to be important for managing risk. Economic hedges are measured at fair value on the balance sheet with changes in fair value recorded in earnings. We have historically elected to apply the NPNS exemption to certain contracts, as applicable. These contracts are typically transacted with our suppliers and include risk management features that allow us to fix the price on specific volumes of purchases for specified delivery periods. The Company also considers whether any provisions in our contracts represent "embedded" derivative instruments as defined in authoritative accounting guidance. As of December 31, 2011, we have concluded that no "embedded" derivative instruments warrant separate fair value accounting.
Hedge Accounting Policies
We formally document all relationships receiving special hedge accounting treatment between hedging instruments and hedged items, as well as the risk-management objective and strategy for undertaking hedge transactions pursuant to prescribed guidance. We also formally assess effectiveness both at the hedge's inception and on an ongoing basis, specifically whether the derivatives that are used in hedging transactions have been highly effective in mitigating the risk designated as being hedged and whether those derivatives may be expected to remain highly effective in future periods.
We discontinue hedge accounting prospectively when (1) the derivative is no longer highly effective in offsetting changes in the cash flows of a forecasted future transaction; (2) the derivative expires or is sold, terminated, or exercised; (3) it is no longer probable that the forecasted transaction will occur; (4) management determines that designating the derivative as a hedging instrument is no longer appropriate; or (5) management decides to cease hedge accounting.
When we discontinue hedge accounting prospectively, but it continues to be probable that the forecasted transaction will occur in the originally expected period, the existing gain or loss on the derivative remains in accumulated other comprehensive income ("AOCI") and is reclassified into earnings when the forecasted transaction affects earnings. However, if it is no longer probable that a forecasted transaction will occur by the end of the originally specified time period or within an additional two-month period of time thereafter, the gains and losses in AOCI are recognized immediately in earnings. In all situations in which hedge accounting is discontinued and the derivative remains outstanding, we carry the derivative at its fair value on the balance sheet until maturity, recognizing future changes in the fair value in current period earnings.
Significant Derivative/Hedge Positions
Cross Currency Swaps
Net investment hedge
As of year-end, we use cross currency swap contracts to hedge our exposure to foreign currency fluctuations related to our investment in our Canadian operations (the “Canadian Subsidiary”). These contracts have been designated as a net investment hedge of our investment in the Canadian Subsidiary. Specifically, upon consolidation of the Canadian Subsidiary each period, we are exposed to fluctuations in the CAD/USD exchange rate when the carrying amount of the investment, a CAD functional entity, is translated at the period-end spot rate to our USD reporting currency. The resulting translation adjustment is recorded in the cumulative translation adjustment (CTA) account within AOCI. As a net investment hedge all changes in fair value of the designated swaps are also recorded to AOCI, to the extent the hedge is effective, partially offsetting the movements resulting from the periodic translation adjustment of the Canadian Subsidiary. Additionally, this fair value is now inclusive of the periodic interest incurred and settled semi-annually; whereas, historically as cash flow hedges the periodic interest was separately accrued as a component of Interest expense on the consolidated statements of operations.
The outstanding swaps consist of a series of contracts with a net position of pay GBP 398 million, receive USD $580 million for the swaps executed in 2002 and a net position of pay CAD 901 million, receive GBP 398 million for the swaps executed in 2007. On an aggregate basis, the GBP pay leg of the 2002 swaps and the GBP receive leg of the 2007 swaps offset leaving a series of net pay CAD, receive USD swaps. As discussed below, these swaps were historically designated as cash flow hedges. The GBP intercompany note discussed below, was transferred between subsidiaries, and a $6.7 million loss was reclassified from AOCI to earnings and recorded in Other income (expense) following the dedesignation.
As of December 31, 2011, all of our cross currency swaps are designated as a net investment hedge.
Cash flow hedges
We historically designated the above-mentioned cross currency swap contracts as cash flow hedges of the variability of cash flows related to GBP-denominated principal and interest payments on intercompany notes of GBP 530 million In September 2011, we cash settled approximately 25% of the existing pay GBP 530 million receive $774 million and pay CAD 1.2 billion, receive GBP 530 million cross currency swaps. Simultaneously with the settlement of the swaps, we paid down an equal portion of the outstanding principal of the GBP 530 million intercompany notes in the amount of GBP 132 million. Prior to settlement, the swaps were in a net liability position of $394.2 million. As a result of the settlement, we extinguished $98.7 million of the outstanding liability. Cash flow hedge accounting was discontinued on the settled swaps and losses of $0.9 million were reclassified from AOCI to Other income (expense), net related to the hedge termination.
In October 2011, we simultaneously extended both the terms of approximately half of the original intercompany notes and cross currency swaps, such that the new maturities are March 2014. The remaining approximate 25%, due in May 2012, was left unadjusted. Following this extension, in November 2011, we dedesignated all of the remaining swaps as cash flow hedges and designated the aggregate swaps as a net investment hedge of our Canadian business as discussed above.
Historically, we have also designated cross currency swaps as cash flow hedges of the variability of cash flows associated with foreign currency denominated interest and principal payments on debt. Specifically, we entered into a cross currency swap transaction simultaneous with the September 22, 2005, U.S. private debt placement, for the entire $300 million issue amount and for the same maturity of September 2010. During the third quarter of 2010, this swap matured and was cash settled in accordance with the terms of the contract.
As of December 31, 2011, we do not hold any cross currency swaps designated as cash flow hedges.
Foreign Currency Forwards
As of year-end, we have financial foreign exchange forward contracts in place to manage our exposure to foreign currency fluctuations. We hedge foreign currency exposure related to certain royalty agreements, exposure associated with the purchase of production inputs and imports that are denominated in currencies other than the functional entity's local currency, and other foreign exchanges exposures. These contracts have been designated as cash flow hedges of forecasted foreign currency transactions. We use foreign currency forward contracts to hedge these future forecasted transactions up to a 36 month horizon.
Commodity Swaps
As of year-end, we had financial commodity swap contracts in place to hedge certain future expected purchases of natural gas. Essentially, these contracts allow us to swap our floating exposure to natural gas prices for a fixed rate. These contracts have been designated as cash flow hedges of forecasted natural gas purchases. The fair value of these swaps depends upon current market rates in relation to our fixed rate under the swap agreements at period end. MCBC uses these swaps to hedge forecasted purchases up to 24 months in advance.
Additionally, in 2011, we entered into financial commodity swap contracts to hedge our exposure to changes in the prices of aluminum and diesel. These contracts allow us to swap our floating exposure to changes in aluminum or diesel prices for a fixed rate. These contracts are not designated in hedge accounting relationships. As such, changes in fair value of these swaps are recorded in Cost of goods sold in the consolidated statements of operations. We hedge forecasted purchases of aluminum up to 36 months and diesel up to 24 months out in the future for use in our supply chain. For purposes of measuring segment operating performance, the unrealized changes in fair value of the swaps not designated in hedge accounting relationships are reported in Corporate outside of segment specific operating results until such time that the exposure we are managing is realized. At that time we reclassify the gain or loss from Corporate to the operating segment, allowing our operating segments to realize the economic effects of the derivative without the resulting unrealized mark-to-market volatility.
Total Return Swaps
In 2008, we entered into a series of cash settled total return swap contracts. We transacted these swaps for the purpose of gaining exposure to Foster's, a major global brewer. These swaps were marked-to-market each period as these swaps did not qualify for hedge accounting. As such, all unrealized gains and losses related to these swaps were recorded directly to the income statement and were classified as other income (expense) in Corporate. During the third quarter of 2010, we accelerated the maturity dates of our total return swaps related to Foster's stock, and the majority of these swaps were settled prior to year end. Simultaneously, we entered into a series of option contracts to limit our exposure to future changes in Foster's stock price, effectively fixing a range of settlement values for our remaining open swap positions. The remaining total return swaps and related options matured in January of 2011.
Forward Starting Interest Rate Swaps
In order to manage our exposure to the volatility of the interest rates associated with the future interest payments on a forecasted debt issuance, we transacted forward starting interest rate swap contracts. These swaps had a total notional value of CAD 200 million with an average fixed rate of 3.3%. The swaps had an effective date which started in September 2010 and a termination date in 2017, mirroring the term of the forecasted debt issuance. Under these agreements we were required to early terminate these swaps in September of 2010, at the approximate time we issued the previously forecasted debt (see Note 14, "Debt" for further discussion of our October 6, 2010 issuance of CAD 500 million 3.95% fixed rate senior notes). We had designated these contracts as cash flow hedges on a portion of the interest payments on a future forecasted debt issuance.
During the third quarter of 2010, our forward starting interest rate swaps matured and were cash settled in accordance with the terms of each contract. At the time of the CAD 500 million private placement offering and pricing, the government of Canada bond rates were trading at a yield lower than that locked in with the Company's interest rate lock. This resulted in a loss of CAD 7.9 million on the forward starting interest rate swaps. Per authoritative accounting guidance pertaining to derivatives and hedging, the loss is being amortized over the life of the Canadian issued private placement and will serve to increase the Company's effective cost of borrowing by approximately 0.23% compared to the stated coupon on the issue.
Derivative Fair Value Measurements
We utilize market approaches to estimate the fair value of our derivative instruments by discounting anticipated future cash flows derived from the derivative's contractual terms and observable market interest, foreign exchange and commodity rates. The fair values of our derivatives also include credit risk adjustments to account for our counterparties' credit risk, as well as MCBC's own non-performance risk. As of December 31, 2011, and December 25, 2010, these adjustments resulted in net gains in AOCI of $1.1 million and $2.7 million, respectively, as the fair values of our derivatives were in net liability positions at both period ends.
The table below summarizes our derivative assets and liabilities that were measured at fair value as of December 31, 2011 and December 25, 2010. See Note 1 "Basis of Presentation and Summary of Significant Accounting Policies" for further discussion related to measuring fair value derivative instruments.

		Fair Value Measurements at December 31, 2011 Using
	Total at December 31, 2011	Quoted prices in active markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	(In millions)
Cross currency swaps	$(311.9)	$—	$(311.9)	$—
Foreign currency forwards	2.2	—	2.2	—
Commodity swaps	(6.9)	—	(6.9)	—
Total	$(316.6)	$—	$(316.6)	$—

		Fair Value Measurements at December 25, 2010 Using
	Total at December 25, 2010	Quoted prices in active markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	(In millions)
Cross currency swaps	$(412.2)	$—	$(412.2)	$—
Forward starting interest rate swaps	(16.3)	—	(16.3)	—
Foreign currency forwards	(2.0)	—	(2.0)	—
Commodity swaps	1.2	—	1.2	—
Total return swaps	2.9	—	—	2.9
Total	$(426.4)	$—	$(429.3)	$2.9

The table below summarizes derivative valuation activity using significant unobservable inputs (Level 3) (In millions):

Rollforward of Level 3 Inputs
Balance at December 26, 2009	$—
Total gains or losses (realized/unrealized)
Included in earnings (or change in net assets)	—
Included in AOCI	—
Purchases, issuances and settlements	2.9
Transfers In/Out of Level 3	—
Balance at December 25, 2010	$2.9
Total gains or losses (realized/unrealized)
Included in earnings (or change in net assets)	1.5
Included in AOCI	—
Purchases, issuances and settlements	(4.4)
Transfers In/Out of Level 3	—
Balance at December 31, 2011	$—

As of December 31, 2011, we did not hold derivatives classified as Level 3 due to valuations based upon significant unobservable inputs. During the first quarter of 2011, we settled all of our option contracts that were classified as Level 3 as of December 25, 2010. We did not have any significant transfers between Level 1 and Level 2 during the year. New derivative contracts transacted during fiscal year 2011 are all included in Level 2.
During 2010 we entered into option contracts that were classified as Level 3 as the valuations were based upon significant unobservable inputs. We did not have any significant transfers between Level 1 and Level 2 during fiscal year 2010.
Results of Period Derivative Activity
The tables below include the year to date results of our derivative activity in the Consolidated Balance Sheet as of December 31, 2011, and December 25, 2010, and the Consolidated Statement of Operations for the year ended December 31, 2011, December 25, 2010, and December 26, 2009, respectively.
Fair Value of Derivative Instruments in the Consolidated Balance Sheet (in millions, except for certain commodity swaps with notional amounts measured in Metric Tonnes, as noted)

	As of December 31, 2011
			Asset derivatives		Liability derivatives
	Notional amount		Balance sheet location	Fair value	Balance sheet location	Fair value
Derivatives designated as hedging instruments:
Cross currency swaps	CAD	901.3	Other current assets	$—	Current derivative hedging instruments	$(103.2)
			Other assets	—	Long term derivative hedging instruments	(208.7)
Foreign currency forwards	USD	464.6	Other current assets	—	Current derivative hedging instruments	(1.3)
			Other assets	3.4	Long term derivative hedging instruments	—
Commodity swaps	Gigajoules	2.2	Other current assets	—	Current derivative hedging instruments	(1.8)
			Other assets	—	Long term derivative hedging instruments	(0.5)
Total derivatives designated as hedging instruments				$3.4		$(315.5)
Derivatives not designated as hedging instruments:
Aluminum swaps	Metric tonnes (actual)	8,825.0	Other current assets	$—	Current derivative hedging instruments	$(1.3)
			Other assets	—	Long term derivative hedging instruments	(3.3)
Diesel swaps	Metric tonnes (actual)	9,668.0	Other current assets	0.1	Current derivative hedging instruments	—
Total derivatives not designated as hedging instruments				$0.1		$(4.6)

	As of December 25, 2010
			Asset derivatives		Liability derivatives
	Notional amount		Balance sheet location	Fair value	Balance sheet location	Fair value
Derivatives designated as hedging instruments:
Cross currency swaps	USD	1,637.1	Other current assets	$—	Current derivative hedging instruments	$(11.2)
			Other assets	—	Long term derivative hedging instruments	(401.0)
Forward starting interest rate swaps	USD	—	Other current assets	—	Current derivative hedging instruments	—
Foreign currency forwards	USD	426.0	Other current assets	0.3	Current derivative hedging instruments	(12.4)
			Other assets	0.1	Long term derivative hedging instruments	(3.4)
Commodity swaps	Gigajoules	2.2	Other current assets	0.1	Current derivative hedging instruments	(1.8)
			Other assets	—	Long term derivative hedging instruments	(0.4)
Total derivatives designated as hedging instruments				$0.5		$(430.2)
Derivatives not designated as hedging instruments:
Foreign currency forwards	USD	13.9	Other current assets	$—	Current derivative hedging instruments	$(0.8)
Total return swap	AUD	42.1	Other current assets	1.2	Current derivative hedging instruments	—
Option contracts	FGL.ASX Shares	7.6	Other current assets	3.1	Current derivative hedging instruments	(0.2)
Total derivatives not designated as hedging instruments				$4.3		$(1.0)
MCBC allocates the current and non-current portion of each contract to the corresponding derivative account above.
The Effect of Derivative Instruments on the Consolidated Statement of Operations (in millions)

For the year ended December 31, 2011
Derivatives in cash flow hedge relationships	Amount of gain (loss) recognized in OCI on derivative (effective portion)	Location of gain (loss) reclassified from AOCI into income (effective portion)	Amount of gain (loss) recognized from AOCI on derivative (effective portion)	Location of gain (loss) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)	Amount of gain (loss) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)
Cross currency contracts(1)	$(0.2)	Other income (expense), net	$3.0	Other income (expense), net	$—
		Interest expense	—	Interest expense	—
Forward starting interest rate swaps	—	Interest expense	(1.6)	Interest expense	—
Foreign currency forwards	(0.4)	Other income (expense), net	(6.7)	Other income (expense), net	—
		Cost of goods sold	(9.6)	Cost of goods sold	—
		Marketing, general and administrative expenses	—	Marketing, general and administrative expenses	—
Commodity swaps	(0.1)	Cost of goods sold	—	Cost of goods sold	—
Total	$(0.7)		$(14.9)		$—

(1)
As cash flow hedges, the foreign exchange gain (loss) component of these cross currency swaps was offset by the corresponding gain (loss) on the hedged forecasted transactions in Other income (expense), net and Interest expense, net. In the fourth quarter of 2011, the cross currency swaps were dedesignated as cash flow hedges and redesignated in net investment hedges.

For the year ended December 31, 2011
Derivatives in net investment hedge relationships	Amount of gain (loss) recognized in OCI on derivative (effective portion)	Location of gain (loss) reclassified from AOCI into income (effective portion)	Amount of gain (loss) recognized from AOCI on derivative (effective portion)	Location of gain (loss) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)	Amount of gain (loss) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)
Cross currency contracts	$0.3	Other income (expense), net	$—	Other income (expense), net	$—
Total	$0.3		$—		$—
Note: Amounts recognized in AOCI related to cash flow and net investment hedges are presented gross of taxes
During the period we recorded no significant ineffectiveness related to these cash flow and net investment hedges.

For the year ended December 25, 2010
Derivatives in cash flow hedge relationships	Amount of gain (loss) recognized in OCI on derivative (effective portion)	Location of gain (loss) reclassified from AOCI into income (effective portion)	Amount of gain (loss) recognized from AOCI on derivative (effective portion)	Location of gain (loss) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)	Amount of gain (loss) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)
Cross currency contracts(1)	$9.9	Other income (expense), net	$(39.9)	Other income (expense), net	$—
		Interest expense	(12.1)	Interest expense	—
Forward starting interest rate swaps	(13.9)	Interest expense	(0.2)	Interest expense	—
Foreign currency forwards	(6.3)	Other income (expense), net	(5.0)	Other income (expense), net	—
		Cost of goods sold	(1.7)	Cost of goods sold	—
		Marketing, general and administrative expenses	0.1	Marketing, general and administrative expenses	—
Commodity swaps	(1.2)	Cost of goods sold	(1.7)	Cost of goods sold	—
Total	$(11.5)		$(60.5)		$—
Note: Amounts recognized in AOCI are presented gross of taxes

(1)
The foreign exchange gain (loss) component of these cross currency swaps is offset by the corresponding gain (loss) on the hedged forecasted transactions in Other income (expense), net and Interest expense, net.

During the period we recorded no significant ineffectiveness related to these cash flow hedges.

For the year ended December 26, 2009
Derivatives in cash flow hedge relationships	Amount of gain (loss) recognized in OCI on derivative (effective portion)	Location of gain (loss) reclassified from AOCI into income (effective portion)	Amount of gain (loss) recognized from AOCI on derivative (effective portion)	Location of gain (loss) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)	Amount of gain (loss) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)
Cross currency contracts(1)	$(3.2)	Other income (expense), net	$(120.3)	Other income (expense), net	$—
		Interest expense	(5.8)	Interest expense	—
Forward starting interest rate swaps	5.8	Interest expense	—	Interest expense	—
Foreign currency forwards	(61.7)	Other income (expense), net	3.0	Other income (expense), net	—
		Cost of goods sold	13.8	Cost of goods sold	—
		Marketing, general and administrative expenses	(0.5)	Marketing, general and administrative expenses	—
Commodity swaps	1.1	Cost of goods sold	(3.5)	Cost of goods sold	—
Total	$(58.0)		$(113.3)		$—
Note: Amounts recognized in AOCI are presented gross of taxes

(1)
The foreign exchange gain (loss) component of these cross currency swaps is offset by the corresponding gain (loss) on the hedged forecasted transactions in Other income (expense), net and Interest expense, net.

During the period we recorded no significant ineffectiveness related to these cash flow hedges.
Other Derivatives (in millions)

For the year ended December 31, 2011
Derivatives not in hedging relationship	Location of gain (loss) recognized in income on derivative	Amount of gain (loss) recognized in income on derivative
Commodity swaps	Cost of goods sold	$(4.7)
Cash settled total return swap	Other income (expense), net	(0.6)
Option contracts	Other income (expense), net	1.5
Foreign currency forwards	Other income (expense), net	(0.1)
		$(3.9)

For the year ended December 25, 2010
Derivatives not in hedging relationship	Location of gain (loss) recognized in income on derivative	Amount of gain (loss) recognized in income on derivative
Cash settled total return swap	Other income (expense), net	$28.3
Option contracts	Other income (expense), net	21.7
Foreign currency forwards	Other income (expense), net	(6.0)
		$44.0

For the year ended December 26, 2009
Derivatives not in hedging relationship	Location of gain (loss) recognized in income on derivative	Amount of gain (loss) recognized in income on derivative
Cash settled total return swap	Other income (expense), net	$0.7
Physical commodity contracts	Cost of goods sold	(9.6)
		$(8.9)